                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                NOVEMBER 12, 2003

                                  EZCORP, INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

                0-19424                                   74-2540145
         (COMMISSION FILE NUMBER)            (IRS EMPLOYER IDENTIFICATION NO.)

                              1901 CAPITAL PARKWAY
                               AUSTIN, TEXAS 78746

           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE, INCLUDING ZIP CODE)

                                 (512) 314-3400
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 7.  EXHIBITS.

99       Press release dated November 10, 2003, issued by EZCORP, Inc.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

This information set forth under "Item 12. Results Of Operations And Financial Condition," including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

On November 10, 2003, EZCORP, Inc. issued a press release announcing its results of operations and financial condition for the three and twelve-month periods ended September 30, 2003. A copy of the press release is attached hereto as
Exhibit 99.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  EZCORP, INC.
                                  (Registrant)


Date: November 12, 2003          By: /s/ Daniel N. Tonissen
                                    ------------------------------------
                                    (Signature)
                                    Senior Vice President, Chief Financial
                                    Officer, and Director

                                 EXHIBIT INDEX


EXHIBIT
NUMBER            DESCRIPTION
-------           -----------
99                Press release dated November 10, 2003, issued by EZCORP, Inc.